Exhibit 10.3

PLEDGE AGREEMENT

This PLEDGE AGREEMENT dated as of April 13, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by CARECLOUD, INC., a Delaware corporation (the “Borrower”), and any other Person that becomes a Pledgor after the date hereof pursuant to Section 3.5 (each, a “Pledgor”, and collectively, the “Pledgor”), in favor of CITIZENS BANK, N.A., in its capacity as Administrative Agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Administrative Agent”).

R E C I T A L S :

A. The Borrower, the other Loan Parties thereto, the Administrative Agent and the lending institutions listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain Credit Agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement).

B. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement that the Pledgor execute and deliver this Agreement.

C. This Agreement is given by the Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Secured Obligations (as defined herein).

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Administrative Agent hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1. Definitions.

(a) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given them in the Credit Agreement.

(b) Unless otherwise defined herein or in the Credit Agreement, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof).

(c) The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Borrower” shall have the meaning assigned to such term in Recital A hereof.

“CC Colombo” shall mean, CareCloud Colombo (Private) Limited (formerly known as RCM MediGain Colombo (Private) Limited), a company incorporated under the laws of Sri Lanka.

“CC Health Consultancy” shall mean, CareCloud ME Health Consultancy L.L.C., a United Arab Emirates limited liability company.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Distributions” shall mean, collectively, with respect to the Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change, of the Pledged Securities, from time to time received, receivable or otherwise distributed to the Pledgor in respect of or in exchange for any or all of the Pledged Securities.

“Excluded Equity Interests” means any non-voting Equity Interests of the Specified Entities, including, without limitation, any preferred stock of the Specified Entities.

“Excluded Property” means any and all of the following:

(a) asset(s) to the extent the pledge thereof or grant of security interests therein is prohibited or restricted by applicable law, rule or regulation after giving effect to the applicable anti-assignment provisions of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code or principles of equity);

(b) any asset, to the extent that, at the time of the acquisition of such asset, the pledge thereof or grant of security interests therein requires the consent, approval, license or other authorization of any Person that has not been obtained; provided that the requirement for any such consent, approval, license or other authorization shall not have been effected in contemplation of the acquisition of such asset;

(c) any asset(s) to the extent a security interest in such assets would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent;

(d) assets specifically identified to the Administrative Agent by the Borrower in writing to the extent the creation, perfection or maintenance of a security interest in such assets would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent;

(e) any asset(s) as to which the Administrative Agent reasonably determines (in consultation with Borrower) that the cost or other consequence(s) of obtaining, perfecting or maintaining a security interest or pledge in such asset(s) are excessive in relation to the practical benefit to the Secured Parties of the security to be afforded thereby; and

(f) any Excluded Equity Interests;

provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clauses (a) through (f) above (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clauses (a) through (f)); provided, further, that notwithstanding anything to the contrary herein, the Specified Equity Interests of the Borrower shall not constitute Excluded Property.

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“MTBC Bagh” shall mean, MTBC Bagh (Private Limited, a company incorporated under the laws of Azad Jammu and Kashmir.

“MTBC Limited” shall mean, Medical Transcription Billing Company (Private) Limited, a company incorporated under the laws of Pakistan.

“Organizational Documents” means, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (iii) in the case of any limited partnership, the certificate of limited partnership and limited partnership agreement (or similar documents) of such Person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person, (v) in the case of a trust, trust agreements governing the trust and other documents relating to the organization and existence of the trust and (vii) in any other case, the functional equivalent of any of the foregoing.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof; provided that Pledged Collateral shall not include any Excluded Property.

“Pledged Securities” shall mean, collectively, with respect to the Pledgor, (i) all issued and outstanding Specified Equity Interests of each Specified Entity directly owned by the Pledgor on the date hereof, including Specified Equity Interests set forth on Schedule 1 (as such schedule may be amended from time to time), and all options, warrants, rights, agreements with respect to any Specified Equity Interests and additional Specified Equity Interests of any such issuer acquired by the Pledgor (including by issuance), together with all rights, privileges, authority and powers of the Pledgor relating to such Specified Equity Interests in each such issuer or with respect to such Specified Equity Interests under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Specified Equity Interests, (ii) all Specified Equity Interests of any Specified Entity hereafter acquired or at any time directly held by the Pledgor (including by issuance) and all options, warrants, rights, agreements with respect to any Specified Equity Interest and additional Specified Equity Interests of any such Specified Entity acquired by the Pledgor (including by issuance), together with all rights, privileges, authority and powers of the Pledgor relating to such Specified Equity Interests or with respect to such Specified Equity Interests under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Specified Equity Interests, and (iii) all Specified Equity Interests issued in respect of the Specified Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Specified Equity Interests; provided, however, that “Pledged Securities” shall not include any Excluded Property.

“Pledgor(s)” shall have the meaning assigned to such term in the Preamble hereof.

“Specified Entities” shall mean (i) MTBC Limited, (ii) MTBC Bagh, (iii) CC Colombo and (iv) CC Health Consultancy.

“Specified Equity Interests” shall mean any Equity Interests of the Specified Entities other than the Excluded Equity Interests.

“Secured Obligations” shall have the meaning assigned to such term in the Credit Agreement.

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“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

Section 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.

Section 1.3. Resolution of Drafting Ambiguities. The Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Administrative Agent) shall not be employed in the interpretation hereof.

Section 1.4. Credit Agreement. The Pledgor acknowledges that as of the date hereof it has received a copy of the Credit Agreement.

Section 1.5. UCC. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

ARTICLE 2

GRANT OF SECURITY AND OBLIGATIONS

Section 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, the Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of the Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i) all Pledged Securities;

(ii) all Distributions (except as otherwise provided in Section 5.2(a)(ii) hereof); and

(iii) to the extent not covered by clauses (i) and (ii) of this sentence, all Proceeds (as defined in the UCC) and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement (including clauses (i) through (iii) above), the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include any Excluded Property.

Section 2.2. Filings. The Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether the Pledgor is an organization, the type of organization and any organizational identification number issued to the Pledgor and (ii) any financing or continuation statements or other documents without the signature of the Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral. The Pledgor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon reasonable request by the Administrative Agent.

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ARTICLE 3

PERFECTION; USE OF PLEDGED COLLATERAL

Section 3.1. Delivery of Certificated Pledged Collateral. The Pledgor represents and warrants that, subject to the completion of the filings described in Schedule 2 and the delivery to the Administrative Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, the Administrative Agent will have a perfected security interest in all Pledged Securities which are evidenced by a certificate, subject only to Permitted Encumbrances. The Pledgor hereby agrees that all certificates or instruments representing or evidencing Pledged Collateral acquired by the Pledgor after the date hereof shall promptly (but in any event within ten (10) Business Days after receipt thereof by the Pledgor (or such longer period as agreed by the Administrative Agent) be delivered to and held by or on behalf of the Administrative Agent pursuant hereto. All certificated Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, upon notice to Pledgors, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent for the benefit of the Secured Parties (or any of its nominees for such purpose) or endorse for negotiation any or all of the Pledged Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, upon notice to Pledgors the Administrative Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

Section 3.2. Perfection of Uncertificated Pledged Collateral. The Pledgor represents and warrants that, subject to completion of the filings described in Schedule 2, the Administrative Agent has a perfected security interest (subject only to Permitted Encumbrances) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. The Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, use commercially reasonable efforts (i) to cause the issuer of Pledged Securities that is not a party to this Agreement to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Administrative Agent, (ii) if necessary to perfect a security interest in such Pledged Securities, to cause such pledge to be recorded on the equity holder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Securities under the terms hereof, and (iii) after the occurrence and during the continuance of any Event of Default, upon written request by the Administrative Agent, to cause (A) the Organizational Documents of each such issuer that is a Loan Party to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) such Pledged Securities to become certificated and delivered to the Administrative Agent in accordance with the provisions of Section 3.1.

Section 3.3. Maintenance of Perfected Security Interest. The Pledgor agrees that at the sole cost and expense of the Pledgor, the Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected security interest subject only to Permitted Encumbrances.

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Section 3.4. Supplements; Further Assurances. The Pledgor shall take such further actions, and execute and/or deliver to the Administrative Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Administrative Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes hereof or to assure and confirm the validity, enforceability and priority of the Administrative Agent’s security interest in the Pledged Collateral for the benefit of the Secured Parties or permit the Administrative Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Administrative Agent and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, the Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time upon written request by the Administrative Agent such lists, schedules, descriptions and designations of the Pledged Collateral, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Administrative Agent may reasonably request, in each case, in connection with the Pledged Collateral. If an Event of Default has occurred and is continuing, the Administrative Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be reasonably necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral.

Section 3.5. Additional Pledgors. The Pledgor shall at all times cause all Specified Equity Interests in any Specified Entity directly held by it to be subject to a valid and perfected lien and security interest (subject only to Permitted Encumbrances) in favor of the Administrative Agent for the benefit of the Secured Parties and no Pledgor shall sell or otherwise transfer any Pledged Securities to any Person that is not a Pledgor unless such sale or transfer is permitted by the terms of the Credit Agreement and such Person executes and delivers to the Administrative Agent a joinder agreement substantially in the form of Exhibit 3 hereto (with such modifications based on the UCC of the jurisdiction applicable to such new Pledgor) and all documents and instruments required by the Administrative Agent to have a valid and perfected lien on Pledged Securities upon transfer, and, in each case, upon such execution and delivery, such Person shall constitute a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such joinder agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of the Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS

The Pledgor represents, warrants and covenants, severally, as follows:

Section 4.1. Name and Title.

(a) Schedule 3A sets forth (i) the exact legal name of the Pledgor, as such name appears in the Pledgor’s certificate of formation, (ii) the state of formation and the chief executive office of the Pledgor and (iii) a list of any other names that the Pledgor (or any other business or organization to which the Pledgor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise) had, or otherwise used, on any filings with the Internal Revenue Service in the past five (5) years, together with the date of the relevant change. As of the date hereof, the Pledgor is a registered organization and has not changed its jurisdiction of organization at any time during the past four (4) months. The Pledgor shall not, except upon five (5) Business Days’ prior written notice to the Administrative Agent (or such shorter notice period as shall be satisfactory to the Administrative Agent), and delivery to the Administrative Agent of all additional financing statements and other documents reasonably requested by the Administrative Agent as to the validity, perfection and priority of the security interests provided for herein, change any of the information from the information specified on Schedule 3A or in any subsequent notice delivered pursuant to this Section 4.1(a).

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(b) Except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Encumbrances, the Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others.

Section 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted hereunder to the Administrative Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to completion of the filings and other actions described in Schedule 2, a perfected security interest in all the Pledged Collateral (subject only to Permitted Encumbrances). The security interest and Lien granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Encumbrances.

Section 4.3. Defense of Claims; Transferability of Pledged Collateral. The Pledgor shall, at its own cost and expense, use commercially reasonable efforts to defend (or cause to be defended) its title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Administrative Agent for the benefit of the Secured Parties hereunder and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Administrative Agent or any other Secured Party other than Permitted Encumbrances. There is no agreement, order, judgment or decree that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with the Pledgor’s obligations or the rights of the Administrative Agent hereunder in any material respect.

Section 4.4. Other Financing Statements. It has not filed, nor authorized any third party to file, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement or in favor of any holder of a Permitted Encumbrance with respect to such Permitted Encumbrance. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by the Pledgor to the holder of the Permitted Encumbrances.

Section 4.5. Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. As of the date hereof, there is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities.

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Section 4.6. Consents, etc. In the event that during the continuation of an Event of Default, the Administrative Agent exercises any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the request of the Administrative Agent, the Pledgor agrees to use commercially reasonable efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

Section 4.7. Pledged Collateral. All information set forth in the schedules hereto is accurate and complete in all material respects.

Section 4.8. Governmental Approvals; No Conflicts; No Default. The transactions contemplated by this Agreement (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and filings necessary to perfect Liens created by this Agreement, (b) will not violate any applicable law or regulation or the charter, bylaws or other Organizational Documents of any Pledgor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Pledgor, or give rise to a right thereunder to require any payment to be made by any Pledgor and (d) will not result in the creation or imposition of any Lien on any asset of any Pledgor except Liens created by this Agreement.

ARTICLE 5

CERTAIN PROVISIONS CONCERNING PLEDGED COLLATERAL

Section 5.1. Pledge of Additional Pledged Collateral. The Pledgor shall, upon obtaining any certificated Pledged Securities, accept the same in trust for the benefit of the Administrative Agent and promptly (but in any event within ten (10) Business Days after receipt thereof (or such longer period as Administrative Agent may agree)) deliver to the Administrative Agent a pledge amendment, duly executed by the Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities. The Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

Section 5.2. Voting Rights; Distributions; etc.

(a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent provides notice to the Pledgors directing otherwise:

(i) The Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent in any material respect with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Secured Obligations.

(ii) The Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such non-cash Distributions, including Distributions consisting of rights or interests in the form of securities to the extent otherwise required hereunder shall be delivered to the Administrative Agent to hold as Pledged Collateral in accordance herewith and shall, if received by any Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of the Pledgor and be promptly (but in any event within ten (10) Business Days after receipt thereof (or such later date as Administrative Agent may agree)) delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

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(b) So long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall be deemed without further action or formality (subject to clause (a) above) to have granted to the Pledgor all necessary consents relating to voting rights and shall, if necessary or desirable, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such instruments as the Pledgor may reasonably request in order to permit the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default and upon receipt by the Pledgor of written notice from the Administrative Agent stating its intent to exercise its rights and remedies under this Section 5.2(c):

(i) All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii) All rights of the Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d) The Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may reasonably request in writing in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) All Distributions which are received by any Pledgor after delivery of written notice in accordance with Section 5.2(c) hereof shall be received in trust for the benefit of the Administrative Agent on behalf of the Secured Parties, shall be segregated from other funds of the Pledgor and shall immediately be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

ARTICLE 6

TRANSFERS

Section 6.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it if such sale, conveyance, assignment or other disposition of, or grant of option with respect to, would result in a Default or an Event of Default.

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ARTICLE 7

REMEDIES

Section 7.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Administrative Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, the Pledgor shall, segregate all amounts received pursuant thereto to be held in in trust for the benefit of the Administrative Agent and shall promptly (but in no event later than two (2) Business Days after the later of receipt thereof and receipt of written request of the Administrative Agent therefor) pay such amounts to the Administrative Agent;

(ii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iii) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Administrative Agent at any place or places so designated by the Administrative Agent, in which event the Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Administrative Agent and therewith delivered to the Administrative Agent, (B) store and keep any Pledged Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. The Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 7.1(iii) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(iv) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article 8 hereof;

(v) Retain and apply the Distributions to the Secured Obligations as provided in Article 8 hereof;

(vi) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(vii) Exercise all the rights and remedies of a secured party under the UCC and other applicable law, and the Administrative Agent may also in its sole discretion, without notice except as specified in Section 7.2 hereof, sell or assign the Pledged Collateral or any part thereof at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold or assigned at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such Person at such sale. Each purchaser, assignee or recipient at any such sale shall acquire the property sold or assigned absolutely free from any claim or right on the part of any Pledgor, and the Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold or assigned at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

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Section 7.2. Notice of Sale. The Administrative Agent agrees to provide ten (10) days’ prior notice to the Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition of the Pledged Collateral is to take place. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

Section 7.3. Waiver of Notice and Claims. The Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Pledgor would otherwise have under law, and the Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Article 7 in the absence of gross negligence or willful misconduct on the part of the Administrative Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under the Pledgor.

Section 7.4. Certain Sales of Pledged Collateral.

(a) The Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.

(b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to persons who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

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(c) If the Administrative Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon request, the applicable Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may reasonably request in order to determine the number of securities included in the Pledged Collateral which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(d) The Pledgor further agrees that a breach of any of the covenants contained in this Section 7.4 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.4 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

Section 7.5. No Waiver; Cumulative Remedies.

(a) No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b) In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Pledgors, the Administrative Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Administrative Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

ARTICLE 8

APPLICATION OF PROCEEDS

Section 8.1. Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Administrative Agent of its remedies shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, in accordance with the Credit Agreement.

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ARTICLE 9

MISCELLANEOUS

Section 9.1. Concerning Administrative Agent. The Administrative Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for any action taken or not taken by any such agents or attorneys-in-fact except to the extent constituting the gross negligence or willful misconduct of such Person(s) as determined by a court of competent jurisdiction in a final and non-appealable judgment. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

(a) The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

(b) The Administrative Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel reasonably selected by it.

(c) The Administrative Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 4.1. If any Pledgor fails to provide information to the Administrative Agent about such changes on a timely basis, the Administrative Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in the Pledgor’s property constituting Pledged Collateral, for which the Administrative Agent needed to have information relating to such changes. The Administrative Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Administrative Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Administrative Agent to search for information on such changes if such information is not provided by any Pledgor.

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Section 9.2. Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including the Pledgor’s covenants to (i) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (ii) discharge Liens or (iii) pay or perform any obligations of the Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be materially breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Administrative Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which the Pledgor fails to pay or perform as and when required hereby and which the Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.3 of the Credit Agreement. Neither the provisions of this Section 9.2 nor any action taken by the Administrative Agent pursuant to the provisions of this Section 9.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. The Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full power and authority in the place and stead of the Pledgor and in the name of the Pledgor, or otherwise, from time to time in the Administrative Agent’s discretion during the continuance of an Event of Default to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof (but the Administrative Agent shall not be obligated to and shall have no liability to the Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

Section 9.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, transferees and assigns; provided that the Pledgor shall not transfer or assign its obligations hereunder except in accordance with Section 3.5. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement. Each of the Pledgors agrees that its obligations hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

Section 9.4. Termination; Release. When all the Secured Obligations under the Loan Documents have been paid in full (other than contingent indemnification obligations) and the Commitments of the Lenders to make any Loan under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall automatically terminate. Upon termination of this Agreement the Pledged Collateral shall be automatically released from the Lien created under this Agreement and this Agreement and all obligations hereunder (other than those expressly stated to survive such termination) shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Pledged Collateral shall automatically revert to the Pledgors. Additionally, so long as no Event of Default has occurred or would result therefrom, in the event that any Pledged Collateral is transferred by a Pledgor in accordance with Section 3.5, such Pledged Collateral shall automatically be released from the Lien of this Agreement. Upon such release or any other release of Pledged Collateral (or part thereof), the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgors, promptly return to Pledgor (or its designee) any applicable Pledged Collateral delivered to Administrative Agent hereunder and assign, transfer, execute and deliver to Pledgor, against receipt and without warranty by the Administrative Agent, such documents as Pledgor may reasonably request to evidence the release of the Pledged Collateral from the assignment and security interest granted hereunder.

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Section 9.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in writing and signed by the Administrative Agent and the Pledgor. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

Section 9.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in Section 10.1 of the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of such Section 10.1.

Section 9.7. Governing Law, Consent to Jurisdiction and Service of Process.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER).

(b) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Pledgor or its properties in the courts of any jurisdiction.

(c) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.7. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.6. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

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Section 9.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

Section 9.9. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

Section 9.10. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including a .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.11. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such next succeeding Business Day, with the same force and effect as if made on such other day.

Section 9.12. Obligations Absolute. All obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 9.5 hereof; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

Section 9.13. No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Administrative Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Administrative Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor’s part to be so performed or observed or shall impose any liability on the Administrative Agent or any other Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of the Pledgor contained in this Section 9.13 shall survive the termination hereof and the discharge of the Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the Pledgor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

PLEDGOR:

CARECLOUD, INC., a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

[Signature Page to Pledge Agreement - Pledgor]

ADMINISTRATIVE AGENT:

CITIZENS BANK, N.A., as Administrative Agent

By:	/s/ Megan Westhuis
Name:	Megan Westhuis
Title:	Senior Vice President

[Signature Page to Pledge Agreement - Agent]

SCHEDULE 1

PLEDGED COLLATERAL

Specified Equity Interests of Loan Parties

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged
CareCloud Colombo (Private) Limited	CareCloud, Inc.			65%
CareCloud ME Health Consultancy LLC	CareCloud, Inc.			65%
MTBC Bagh (Private) Limited	CareCloud, Inc.			65%
Medical Transcription Billing Company (Private) Limited	CareCloud, Inc.			65%

SCHEDULE 2

FILINGS/FILING OFFICES

Debtor	Type of Filing	Jurisdiction
CareCloud, Inc.	Financing Statement	Delaware

SCHEDULE 3A

PLEDGORS

Exact Name of Pledgor	Chief Executive Office of Pledgor
CareCloud, Inc.	7 Clyde Road, Somerset, New Jersey 08873

EXHIBIT 1

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of April __, 2026, made by the Pledgors party thereto (the “Pledgors”) and CITIZENS BANK, N.A., as Administrative Agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”), (ii) subject to the Pledge Agreement, agrees promptly to note on its books the security interests granted to the Administrative Agent and confirmed under the Pledge Agreement, (iii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Pledged Collateral (including all Equity Interests of the undersigned) without further consent by the applicable Pledgor, and (iv) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Pledged Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee.

[____________________]

By:
Name:
Title:

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [  ], 20[  ] (this “Securities Pledge Agreement”) is delivered pursuant to Section 5.1 of the Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of April __, 2026, made by the Pledgors party thereto (the “Pledgors”) and CITIZENS BANK, N.A., as Administrative Agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Pledge Agreement and that the Pledged Securities listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

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[______________________],
as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

CITIZENS BANK, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

Ladies and Gentlemen:

Reference is made to the Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of April 13, 2026, made by the Pledgors party thereto and CITIZENS BANK, N.A., as Administrative Agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”).

This Joinder Agreement dated as of [    ], 20[    ] (this “Joinder Agreement”) supplements the Pledge Agreement and is delivered by the undersigned, [    ] (the “New Pledgor”), pursuant to Section 3.5 of the Pledge Agreement. The New Pledgor hereby agrees to be bound as a Pledgor party to the Pledge Agreement by all of the terms, covenants and conditions set forth in the Pledge Agreement to the same extent that it would have been bound if it had been a signatory to the Pledge Agreement on the date of the Pledge Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Pledge Agreement.

Annexed hereto are supplements to each of the schedules to the Pledge Agreement, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Pledge Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER).

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Exhibit 3

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

CITIZENS BANK, N.A., as Administrative Agent

By:
Name:
Title:

Exhibit 3